Exhibit 10.8

UNION CARBIDE CORPORATION 39 OLD RIDGEBURY ROAD, DANBURY, CT 06817-001





                                               February 10, 1998




R.J. Cottle
K3-462



Dear Ron:
     At its meeting on January 27, 1998, the Board of Directors (the "Board") of Union Carbide Corporation (the "Corporation") authorized your participation in the arrangements set forth in this Severance Compensation Agreement.
     The Board recognizes that the possibility of a Change in Control of the Corporation exists, as is the case with many publicly held corporations, and the uncertainty and questions which it may raise among management may result in the departure or distraction of management personnel to the detriment of the Corporation and its stockholders.
     The Board has determined that appropriate steps should be taken to reinforce and encourage the continued attention and dedication of members of the Corporation's management, including yourself, to their assigned duties without distraction in the face of potentially disturbing circumstances arising from a possible Change in Control of the Corporation. The Board has also determined that it is in the best interests of the Corporation and its stockholders to ensure your continued availability to the Corporation in the event of a potential Change in Control of the Corporation.
     In order to induce you to remain in the employ of the Corporation and in consideration of your continued service to the Corporation, the Corporation agrees that you shall receive the severance benefits set forth in this Severance Compensation Agreement ("Agreement") in the event your employment with the Corporation is terminated subsequent to a Change in Control of the Corporation under the circumstances described below.
1.     Definitions.

     a. "Change in Control of the Corporation" shall be deemed to occur if any of the following circumstances shall occur:
(i) any "person" or "group" within
the meaning of Sections 13(d) and
14(d)(2) of the Securities Exchange
Act of 1934 ("Act") becomes the
"beneficial owner" as defined in
Rule 13d-3 under the Act of more
than 20% of the then outstanding
voting securities of the
Corporation;
(ii) any "person" or "group" within
the meaning of Sections 13(d) and
14(d)(2) of the Act acquires by
proxy or otherwise the right to
vote for the election of directors,
for any merger or consolidation of
the Corporation or for any other
matter or question with respect to
more than 20% of the then
outstanding voting securities of
the Corporation;
(iii) if during any period of
twenty-four consecutive months,
Present Directors and/or New
Directors cease for any reason to
constitute a majority of the Board.
For these purposes, "Present
Directors" shall mean individuals
who at the beginning of such
consecutive twenty-four month
period were members of the Board
and "New Directors" shall mean any
director whose election by the
Board or whose nomination for
election by the Corporation's
stockholders was approved by a vote
of at least two-thirds of the
Directors then still in office who
were Present Directors or New
Directors;
(iv) the stockholders of the
Corporation approve a plan of
complete liquidation or dissolution
of the Corporation; or
(v) there shall be consummated (x)
a reorganization, merger or
consolidation of all or
substantially all of the assets  of
the Corporation (a "Business
Combination"), unless, following
such Business Combination, (a) all
or substantially all of the
individuals and entities who were
the beneficial owners,
respectively, of the outstanding
Common Stock of the Corporation and
outstanding voting securities of
the Corporation immediately prior
to such Business Combination
beneficially own, directly or
indirectly, more than 50% of,
respectively, the then outstanding
shares of common stock and the
combined voting power of the then
outstanding voting securities
entitled to vote generally in the
election of directors, as the case
may be, of the corporation
resulting from such Business
Combination (including, without
limitation, a corporation which as
a result of such transaction owns
the Corporation or all or
substantially all of the
Corporation's assets either
directly or through one or more
subsidiaries) in substantially the
same proportions as their
ownership, immediately prior to
such Business Combination of the
outstanding Common Stock of the
Corporation and outstanding voting
securities of the Corporation, as
the case may be, (b) no Person
(excluding any corporation
resulting from such Business
Combination or any employee benefit
plan (or related trust) of the
Corporation or such corporation
resulting from such Business
Combination) beneficially owns,
directly or indirectly, 20% or more
of, respectively, the then
outstanding shares of common  stock
of the corporation resulting from
such Business Combination or the
combined voting power of the then
outstanding voting securities of
such corporation except to the
extent that such ownership existed
prior to the Business Combination,
and (c) at least a majority of the
members of the board of directors
of the corporation resulting from
such Business Combination were
members of the Board at the time of
the execution of the initial
agreement, or of the action of the
Board, providing for such Business
Combination; or (y) any sale,
lease, exchange or other transfer
(in one transaction or a series of
related transactions) of all, or
substantially all, of the assets of
the Corporation, provided, that the
divestiture of less than
substantially all of the assets of
the Corporation in one transaction
or a series of related
transactions, whether effected by
sale, lease, exchange, spin-off,
sale of the stock or merger of a
subsidiary or otherwise, shall not
constitute a Change in Control of
the Corporation.

     Notwithstanding the foregoing, a Change in Control of the Corporation shall not be deemed to occur: (A) pursuant to Subparagraphs (i) and (ii) above, solely because twenty percent (20%) or more of the combined voting power of the Corporation's then outstanding securities is acquired by one or more employee benefit plans maintained by the Corporation; or (B) pursuant to Subparagraph (v)(y) above, if the Board determines that any sale, lease, exchange or transfer does not involve substantially all of the assets of the Corporation.
     b. "Code" shall mean the Internal Revenue Code of 1986, as amended.
    c.     "Date of Termination" shall mean:
(i) in case employment is
terminated for Disability, thirty
(30) days after Notice of
Termination is given (provided that
you shall not have returned to the
full-time performance of your
duties during such thirty (30) day
period), and
(ii) in all other cases, the date
specified in the Notice of
Termination (which shall not be
less than thirty (30) nor more than
sixty (60) days, respectively, from
the date such Notice of Termination
is given).
     d. "Disability" shall mean total physical or mental disability rendering you unable to perform the duties of your employment for a continuous period of six (6) months. Any question as to the existence of your Disability upon which you and the Corporation cannot agree shall be determined by a qualified physician not employed by the Corporation and selected by you (or, if you are unable to make such selection, it shall be made by any adult member of your immediate family), and approved by the Corporation. The determination of such physician made in writing to the Corporation and to you shall be final and conclusive for all purposes of this Agreement.
     e. "Good Reason for Resignation" shall mean, without your express written consent, any of the following:
(i) (A) a change in your status or
position with the Corporation,
which in your reasonable judgment
does not represent a promotion from
your status or position,
immediately prior to a Change in
Control of the Corporation; or
(B) a reduction in the level of
your reporting responsibility as it
existed immediately prior to a
Change in Control of the
Corporation; or
(C) the assignment to you of any
duties or responsibilities or
diminution of duties or
responsibilities which in your
reasonable judgment are
inconsistent with your status or
position with the Corporation in
effect immediately prior to a
Change in Control of the
Corporation;
it being understood that any of the
foregoing in connection with a
termination of your employment for
Retirement, Disability or
Termination for Cause shall not
constitute Good Reason for
Resignation;
(ii) a reduction by the Corporation
in the annual rate of your base
salary as in effect immediately
prior to the date of a Change in
Control of the Corporation or as
the same may be increased from time
to time thereafter, or the
Corporation's failure to increase
the annual rate of your base salary
for a calendar year in an amount at
least equal to the average
percentage increase in base salary
for all employees of the
Corporation with Severance
Compensation Agreements in the
preceding calendar year. Within
three (3) days after your request,
the Corporation shall notify you of
the average percentage increase in
base salary for all such employees
of the Corporation in the calendar
year preceding your request;
(iii) the Corporation requiring you
to be based outside of a fifteen
(15) mile radius from where your
office is located immediately prior
to a Change in Control of the
Corporation except for required
travel on the Corporation's
business to an extent substantially
consistent with your business
travel obligations immediately
prior to a Change in Control of the
Corporation;
(iv) the failure by the Corporation
to continue in effect any
compensation plan in which you
participate as in effect
immediately prior to a Change in
Control of the Corporation,
including but not limited to the
Retirement Program, the Savings
Program, the Profit Sharing Plan,
any of the Incentive Compensation
Plans, compensation deferral plans,
or any substitute plans adopted
prior to a Change in Control of the
Corporation, unless an arrangement
satisfactory to you (embodied in an
ongoing substitute or alternative
plan) has been made with respect to
such plan, or the failure by the
Corporation to  continue your
participation therein on at least
as favorable a basis, both in terms
of the amount of benefits provided
and the level of your participation
relative to other participants, as
existed immediately prior to a
Change in Control of the
Corporation;
(v) the failure by the Corporation
to continue to provide you with
benefits at least as favorable as
those enjoyed by you (and your
dependents, if applicable) under
any of the Corporation's  pre-
retirement and post-retirement life
insurance, medical, health and
accident, and disability plans or
any other plan, program or policy
of the Corporation intended to
benefit employees in which you were
participating immediately prior to
a Change in Control of the
Corporation, the taking of any
action by the Corporation which
would directly or indirectly
materially reduce any of such
benefits or deprive you of any
material fringe benefit enjoyed by
you immediately prior to a Change
in Control of the Corporation, or
the failure by the Corporation to
provide you with the number of
annual paid vacation days to which
you were annually entitled
immediately prior to a Change in
Control of the Corporation;
(vi) the failure of the Corporation
to obtain a satisfactory agreement
from any Successor (as defined in
Paragraph 4a hereof) to assume and
agree to perform this Agreement, as
contemplated in Paragraph 4a
hereof; or
(vii) the failure of the
Corporation to pay to you an
Incentive Compensation Award, a
Profit Sharing Award, deferred
compensation or other compensation
award earned, but not paid, prior
to a Change in Control of the
Corporation.
     f. "Incentive Compensation" means any compensation, variable compensation, bonus, benefit or award paid or payable in cash under an Incentive Compensation Plan.

     g. "Incentive Compensation Award" shall mean (i) a cash payment or payments awarded to you under any Incentive Compensation Plan and (ii) the amount by which your variable compensation is reduced in accordance with the 1997 Union Carbide Corporation EPS Incentive Plan.
     h. "Incentive Compensation Plan(s)" shall mean any variable compensation or incentive compensation plan maintained by the Corporation in which you were a participant immediately prior to a Change in Control of the Corporation including, but not limited to:
(i) 1997 Union Carbide Long Term
Incentive Plan;
(ii) 1997 Union Carbide Variable
Compensation Plan;
(iii) 1995 Union Carbide
Performance Incentive Plan; and
(iv) Benefit Capital Management
Corporation Annual Incentive Plan.
Notwithstanding the forgoing,
Incentive Compensation Plan shall
not include the 1997 Union Carbide
Corporation EPS Incentive Plan
     i. "Notice of Termination" shall mean a written notice as provided in Paragraph 8 hereof.
     j. "Profit Sharing Award" shall mean a cash payment or payments under the Profit Sharing Plan, plus any profit sharing allocation under the Employee Stock Ownership Plan part of the Savings Program.
     k. "Profit Sharing Plan" shall mean the Union Carbide Corporation Profit Sharing Plan.
     l. "Retirement" shall mean (1) termination in accordance with any retirement arrangement other than under the Corporation's Retirement Program, which is established with your consent with respect to you, or (2) mandatory retirement as set forth under the policy of the Corporation as it existed prior to a Change in Control of the Corporation or as agreed to by you following a Change in Control of the Corporation.
     m. "Retirement Program" shall mean the Retirement Program Plan for Employees of Union Carbide Corporation and Its Participating Subsidiary Companies and any excess or supplemental pension plans maintained by the Corporation.

     n. "Savings Program" shall mean the Savings and Investment Program for Employees of Union Carbide Corporation and Participating Subsidiary Companies.
     o. "Termination for Cause" shall mean termination of your employment upon your willfully engaging in conduct demonstrably and materially injurious to the Corporation, monetarily or otherwise, provided that there shall have been delivered to you a copy of a resolution duly adopted by the unanimous affirmative vote of the entire membership of the Board at a meeting of the Board called and held for such purpose (after reasonable notice to you and an opportunity for you, together with your counsel, to be heard before the Board), finding that in the good faith opinion of the Board you were guilty of the conduct set forth and specifying the particulars thereof in detail.
For purposes of this clause o, no act, or failure to act, on your part shall be deemed "willful" unless done, or omitted to be done, by you in bad faith and without reasonable belief that your action or omission was in the best interest of the Corporation. Any act or failure to act based upon authority given pursuant to a resolution duly adopted by the Board or based upon the advice of counsel for the Corporation shall be conclusively presumed to be done or omitted to be done by you in good faith and in the best interests of the Corporation.

     p. "Variable Compensation Year" means a calendar year of an Incentive Compensation Plan.
2.     Compensation Upon Termination or While Disabled.
Following a Change in Control of the Corporation, you shall be entitled to the following benefits:
     a. Termination Other Than for Retirement, Death, Disability or Termination for Cause; Termination By Your Resignation with Good Reason for Resignation. If your employment by the Corporation shall be terminated subsequent to a Change in Control of the Corporation and during the term of this Agreement
(a) by the Corporation other than for Retirement, Death, Disability or Termination for Cause, or (b) by you for Good Reason for Resignation, then you shall be entitled to the benefits provided below, without regard to any contrary provision of any plan:
(i) Accrued Salary.  The
Corporation shall pay you, not
later than the fifth day following
the Date of Termination, your base
salary and vacation pay accrued
through the Date of Termination
(including any banked vacation,
vested vacation for the calendar
year in which the Date of
Termination occurs and pro-rated,
vested vacation for the calendar
year following the year in which
the Date of Termination occurs) at
the rate in effect at the time the
Notice of Termination is given (or
at the rate in effect immediately
prior to a Change in Control of the
Corporation, if such rate was
higher).
(ii) Accrued Incentive
Compensation.  The Corporation
shall pay you, not later than
thirty (30) days following your
Date of Termination, the amount of
your accrued Incentive Compensation
which shall be the sum of the
amounts set forth in the following
paragraphs (A) and (B).
(A) If the Date of Termination is
after the end of a Variable
Compensation Year, but before
Incentive Compensation for said
Variable Compensation Year has been
paid, the Corporation shall pay to
you under this Agreement for your
service during such Variable
Compensation Year the greatest of
the amounts set forth in the
following paragraphs (I), (II),
(III) and (IV):
(I) an amount that bears the same
ratio to your base salary in said
Variable Compensation Year as the
Incentive Compensation paid to you
with respect to the immediately
prior Variable Compensation Year
bears to your base salary for said
prior Variable Compensation Year;
(II) an amount that bears the same
ratio to your base salary for such
Variable Compensation Year as the
average Incentive Compensation paid
to you during the three (3)
immediately prior Variable
Compensation Years bears to your
average base salary for said three
(3) prior years;
(III) the amount of your target
variable compensation payment
(i.e., the percent of your salary
grade midpoint at risk) for such
Variable Compensation Year; or
(IV)  the  average amount of
Incentive Compensation, as a
percentage of base salary, paid to
other executives of the Corporation
at the same (or equivalent) grade
level as yourself.
(B) In addition, if the Date of
Termination is other than the first
day of a Variable Compensation
Year, the Corporation shall pay to
you under this Agreement for your
service during such Variable
Compensation Year up to the Date of
Termination, the greatest of the
amounts set forth in the following
paragraphs (I), (II) and (III):
(I) an amount that bears the same
ratio to your base salary (earned
up to the Date of Termination) in
said Variable Compensation Year as
the Incentive Compensation paid to
you with respect to the immediately
prior Variable Compensation Year
under the Incentive Compensation
Plan or pursuant to clause (A)
above bears to your base salary for
said prior Variable Compensation
Year;
(II) an amount that bears the same
ratio to your base salary earned
(up to the Date of Termination) for
such Variable Compensation Year as
the average Incentive Compensation
paid to you with respect to the
three (3) Variable Compensation
Years immediately prior to such
Variable Compensation Year under
the Incentive Compensation Plan or
pursuant to clause (A) above bears
to your average base salary for
said three (3) prior years; or
(III) the amount of your target
variable compensation payment
(i.e., the percent of your salary
grade midpoint at risk) for such
Variable Compensation Year
multiplied by a fraction, the
numerator of which is the total
number of days which have elapsed
in the current Variable
Compensation Year to the Date of
Termination, and the denominator of
which is three hundred sixty-five
(365).
If there is more than one Incentive
Compensation Plan, your accrued
Incentive Compensation under each
Incentive Compensation Plan shall
be determined separately for each
such Plan.
For the purpose of determining the
amount of your accrued Incentive
Compensation under this Paragraph
2a(ii), you will be deemed to have
been paid the full amount of all
prior Incentive Compensation,
whether or not such Incentive
Compensation was includible in your
gross income for Federal income tax
purposes.
(iii) Insurance Coverage.  The
Corporation shall arrange to
provide you (and your dependents,
if applicable) with life,
disability, accident, dental and
medical benefits substantially
equivalent to those which you are
receiving, or were entitled to
receive, from the Corporation or a
subsidiary of the Corporation
immediately prior to a Change in
Control of the Corporation. Such
benefits shall be provided to you
for the longer of (x) thirty-six
(36) months after such Date of
Termination or (y) the period
during which such benefits would
have been provided to you, as a
terminated employee, under the
applicable life, disability,
accident, dental and medical plans
in effect immediately prior to a
Change in Control of the
Corporation (except that after a
period of thirty-six (36) months
such benefits shall be provided to
you on the same financial terms and
conditions as provided for under
the respective plans).
If you are a participant in the
Corporation's Executive Life
Insurance Plan, you shall have the
same rights thereunder as a person
who retires with a non-actuarially
reduced pension (whether or not you
are eligible for such a pension).
Should it be determined that any of
the medical benefits to be provided
to you (and your dependents, if
applicable) under this subparagraph
(iii) could be included in your
gross income for federal, state or
local tax purposes, then the
following shall apply:
(A) If you have a right to receive
an immediate pension on your Date
of Termination, then you shall
participate in the Corporation's
medical benefit plans as if you
retired from the Corporation on
your Date of Termination, except
that the Corporation shall provide
such medical coverage at no cost to
you for three (3) years following
your Date of Termination and
thereafter, you shall participate
therein on the same terms as other
retired employees;
(B) If you do not have a right to
receive an immediate pension on
your Date of Termination, you will
no longer continue to participate
in the Corporation's medical
benefit plans and (i) the
Corporation shall provide you with
a cash payment in an amount equal
to the amount required by you to
pay for coverage under COBRA for
the first eighteen (18) months
following your loss of medical
coverage, and thereafter, (ii) the
Corporation shall, for the
subsequent eighteen (18) months,
purchase for you at its cost, a
policy of medical insurance
providing benefits substantially
similar to the benefits you would
have received under the
Corporation's medical benefit
plans.
(iv) Retirement Benefits.  The
Corporation shall pay you, as
hereafter provided in this
subparagraph (iv), at the time you
are entitled to be paid a
retirement pension under the
Retirement Program, a retirement
pension equal to the greater of:
(A) an amount computed in
accordance with the terms of the
Retirement Program in effect
immediately prior to a Change in
Control of the Corporation and as
if those terms were in effect on
the Date of Termination, or
(B) an amount computed in
accordance with the terms of the
Retirement Program in effect on the
Date of Termination;
in either case less the amount of
retirement pension actually to be
paid to you under the Retirement
Program in the absence of this
subparagraph (iv).
In computing the amounts of your
retirement pension under clauses
(A) and (B) above, three years
shall be added to your actual age
and to your actual Company Service
Credit under the Retirement Program
so that your retirement pension
under clauses (A) and (B) above
will be the amount it would have
been if you had been three years
older than you actually were, and
you had three years more Company
Service Credit than you actually
had, on the Date of Termination.
If for any reason, the benefits
under this subparagraph (iv) cannot
be paid under the tax-qualified
portion of the Retirement Program,
the Corporation shall, at its
option, provide such benefits to
you through the purchase, and
delivery to you, of a non-qualified
annuity from an insurance company,
or pay you a lump sum payment for
the benefits under this
subparagraph (iv) calculated under
such one of the following options
as would produce the highest lump
sum payment:
(I) calculated under the same
factors (interest rate and
mortality) as lump sum payments are
made under the Corporation's
Supplemental Retirement Income Plan
and Equalization Benefit Plan as in
effect immediately prior to a
Change in Control of the
Corporation;
(II) calculated under the same
factors (interest rate and
mortality) as lump sum payments are
made under the Corporation's
Supplemental Retirement Income Plan
and Equalization Benefit Plan, or
other similar plans, as in effect
on the Date of Termination; or
(III) calculated under the same
factors (interest rate and
mortality) as lump sum payments
would have been calculated under
the Corporation's Supplemental
Retirement Income Plan and
Equalization Benefit Plan on the
Date of Termination, if such
factors were determined using the
same methodology as such plans used
prior to a Change in Control of the
Corporation.
(v) Outplacement Counseling.  The
Corporation shall make available to
you, at the Corporation's expense,
outplacement counseling for a
period of up to one year.  You may
select the organization that will
provide the outplacement
counseling, however, the
Corporation's obligation to provide
you benefits under this
subparagraph (v) shall be limited
to $35,000.
(vi) Financial Counseling.  The
Corporation shall, within 60 days
of the Date of Termination, make
available to you financial
counseling, tax counseling and tax
preparation services.  You may
select the organization that will
provide such services.  However,
the Corporation's obligation to
provide you benefits under this
subparagraph (vi) shall be limited
to $10,000.  The Corporation shall
provide to you any information you
request regarding your personal and
financial situation that you wish
to provide to the financial
counseling firm in order for the
firm to provide the counseling
services required by this
subparagraph (vi).
(vii) Severance Payment.  The
Corporation shall pay as a
severance payment to you, not later
than the fifth day following the
Date of Termination, a lump sum
severance payment (the "Severance
Payment") equal to three (3) times
the sum of the amounts set forth in
the following paragraphs (A), (B),
(C), (D) and (E):
(A) the greater of your annual base
salary which was payable to you by
the Corporation immediately prior
to the Date of Termination or your
annual base salary which was
payable to you by the Corporation
immediately prior to a Change in
Control of the Corporation; plus
(B) the greater of:
(I) the amount of your most recent
Profit Sharing Award received prior
to the Date of Termination; or
(II) the amount of your most recent
Profit Sharing Award received prior
to a Change in Control of the
Corporation; or
(III) an amount that bears the same
ratio to your annual base salary in
effect immediately prior to the
Date of Termination, or, if higher,
your annual base salary in effect
immediately prior to a Change in
Control of the Corporation, as the
average Profit Sharing Award paid
or payable to you during the three
(3) immediately full calendar years
prior to the Date of Termination
bears to your average base salary
for said three (3) prior years;
plus
(C) the greater of:
(I) the amount of your most recent
Incentive Compensation Award
received prior to the Date of
Termination; or
(II) the amount of your most recent
Incentive Compensation Award
received prior to a Change in
Control of the Corporation; or
(III) an amount that bears the same
ratio to your annual base salary in
effect immediately prior to the
Date of Termination, or, if higher,
your annual base salary in effect
immediately prior to a Change in
Control of the Corporation, as the
average Incentive Compensation
Award paid to you with respect to
the three (3) immediately prior
Incentive Compensation Years bears
to your average base salary for
said three (3) prior years; plus
(D) the greater of:
(I) the value, as determined by the
Corporation at the time of the
grant, attributable to any stock
options awarded to you by the
Corporation at the most recent date
of grant of stock options prior to
the Date of Termination; or
(II) the value, as determined by
the Corporation at the time of
grant, attributable to any stock
options awarded to you by the
Corporation at the most recent date
of grant of stock options prior to
a Change in Control of the
Corporation.
In determining such value, the
number of stock options awarded to
you shall be multiplied by the
value ascribed to a stock option by
the Corporation using the Black-
Scholes method or other similar
methodology.  If at the time of
either of such grants it is
specified in writing that the grant
covers a period of more than one
year, then the value of such grant
as determined above shall be
annualized by dividing such value
by the number of years (or part
thereof) the grant is specified to
cover; plus
(E) the greater of:
(I) the value, as determined by the
Corporation at the time of the
grant, attributable to the grant to
you by the Corporation of
performance or restricted stock of
the Corporation at the most recent
date of grant prior to the Date of
Termination; or
(II) the value, as determined by
the Corporation at the time of
grant, attributable to the grant to
you by the Corporation of
performance or restricted stock of
the Corporation at the most recent
date of grant prior to a Change in
Control of the Corporation.
If at the time of either of such
grants it is specified in writing
that the grant covers a period of
more than one year, then the value
of such grant as determined above
shall be annualized by dividing
such value by the number of years
(or part thereof) the grant is
specified to cover.  In determining
such annualized value, the number
of shares of performance or
restricted stock awarded to you
shall be multiplied by the closing
price of the common stock of the
Corporation on the New York Stock
Exchange-Composite Transactions on
the date of grant.
For purposes of calculations under
this subparagraph (vii), the
amounts of base salary, Profit
Sharing Awards and Incentive
Compensation Awards shall be the
amounts calculated without regard
to whether or not such amounts were
includible in your gross income for
Federal income tax purposes.
The Severance Payment shall not be
reduced to the extent the
Corporation could not properly
deduct amounts paid pursuant to
Paragraph 2a(i) through 2a(vii)
hereof or otherwise pursuant to
Section 280G of the Code.
(viii) Reduction in Severance
Payment.  The Severance Payment
shall be reduced only in the event
specified in this subparagraph
(viii).  If the aggregate present
value, as determined for purposes
of Code Section 280G, of all
amounts that are parachute payments
for purposes of such Section
exceeds the limitation set forth in
Code Section 280G(b)(2)(A)(ii) by
an amount not exceeding $50,000,
then there shall be a reduction in
the amount of your Severance
Payment so that such limit is not
exceeded.
(ix) Payment of Taxes.
(A) For purposes of this
subparagraph (ix), the following
terms  shall  have the  following
meanings:
(I) Payment shall mean any payment
or distribution (or acceleration of
benefits) by the Corporation to or
for your benefit (whether paid or
payable or distributed or
distributable (or accelerated)
pursuant to the terms of this
Agreement or otherwise, but
determined without regard to any
additional payments required under
this subparagraph (ix)). In
addition, Payment shall also
include the amount of income deemed
to be received by you as a result
of the acceleration of the
exercisability of any of your
options to purchase stock of the
Corporation, the acceleration of
the lapse of any restrictions on
performance stock or restricted
stock of the Corporation held by
you or the acceleration of payment
from any deferral plan.
(II) Excise Tax shall mean the
excise tax imposed by Section 4999
of the Code, or any interest or
penalties incurred by you with
respect to such excise tax.
(III) Income Tax shall mean all
taxes other than the Excise Tax
(including any interest or
penalties imposed with respect to
such taxes) including, without
limitation, any income and
employment taxes imposed by any
federal (including (i) FICA and
Medicare taxes, and (ii) the tax
resulting from the loss of any
federal deductions or exemptions
which would have been available to
you but for receipt of the Payment),
state, local, commonwealth or
foreign government.
(B) In the event it shall be
determined that a Payment would be
subject to an Excise Tax, then you
shall be entitled to receive an
additional payment (a "Gross-Up
Payment") in an amount such that
after payment by you of Income Tax
and Excise Tax imposed upon the
Gross-Up Payment, you retain an
amount of the Gross-Up Payment
equal to the Excise Tax imposed
upon the Payment.
(C) All determinations required to
be made under this subparagraph
(ix), including whether and when a
Gross-Up Payment is required and
the amount of such Gross-Up Payment
and the assumptions to be utilized
in arriving at such determination,
shall be made by the public
accounting firm that is retained by
the Corporation as of the date
immediately prior to a Change in
Control of the Corporation (the
"Accounting Firm") which shall
provide detailed supporting
calculations both to the
Corporation and to you within
fifteen (15) business days of the
receipt of notice from you that
there has been a Payment, or such
earlier time as is requested by the
Corporation (collectively, the
"Determination").  In the event
that the Accounting Firm is serving
as accountant or auditor for the
individual, entity or group
effecting a Change in Control of
the Corporation, you may appoint
another nationally recognized
public accounting firm to make the
determinations required hereunder
(which accounting firm shall then
be referred to as the Accounting
Firm hereunder).  All fees and
expenses of the Accounting Firm
shall be borne solely by the
Corporation.  Any Gross-Up Payment,
as determined pursuant to this
subparagraph (ix), shall be paid by
the Corporation to you within ten
(10) days of the Determination.  If
the Accounting Firm determines that
no Excise Tax is payable by you,
you may request the Accounting Firm
to furnish you with a written
opinion that failure to report the
Excise Tax on your applicable
federal income tax return would not
result in the imposition of a
negligence or similar penalty.  The
Determination by the Accounting
Firm shall be binding upon the
Corporation and you.  As a result
of the uncertainty in the
application of Section 4999 of the
Code at the time of the
Determination, it is possible that
Gross-Up Payments which will not
have been made by the Corporation
should have been made
("Underpayment"), consistent with
the calculations required to be
made hereunder.  In the event that
the Corporation exhausts its
remedies pursuant to subparagraph
(ix)(D) below and you thereafter
are required to make payment of any
Excise Tax or income Tax, the
Accounting Firm shall determine the
amount of the Underpayment that has
occurred and any such Underpayment
shall be promptly paid by the
Corporation to or for your benefit.
(D) You shall notify the
Corporation in writing of any claim
by the Internal Revenue Service
that, if successful, would require
the payment by the Corporation of
the Gross-Up Payment or the
Underpayment.  Such notification
shall be given as soon as
practicable but no later than ten
(10) business days after you are
informed in writing of such claim
and shall apprise the Corporation
of the nature of such claim and the
date on which such claim is
requested to be paid.  You shall
not pay such claim prior to the
expiration of the 30-day period
following the date on which you
give such notice to the Corporation
(or such shorter period ending on
the date that any payment of taxes
with respect to such claim is due).
If the Corporation notifies you in
writing prior to the expiration of
such period that it desires to
contest such claim, you shall:
(1) give the Corporation any
information reasonably requested by
the Corporation relating to such
claim,
(2) take such action in connection
with contesting such claim as the
Corporation shall reasonably
request in writing from time to
time, including, without
limitation, accepting legal
representation with respect to such
claim by an attorney reasonably
selected by the Corporation,
(3) cooperate with the Corporation
in good faith in order effectively
to contest such claim, and
(4) permit the Corporation to
participate in any proceeding
relating to such claim;
provided, however, that the
Corporation shall bear and pay
directly all costs and expenses
(including additional interest and
penalties) incurred in connection
with such contest and shall
indemnify and hold you harmless, on
an after-tax basis, for any Excise
Tax or Income Tax imposed as a
result of such representation and
payment of costs and expenses.
Without limitation on the foregoing
provisions of this subparagraph
(ix)(D), the Corporation shall
control all proceedings taken in
connection with such contest and,
at its sole option, may pursue or
forego any and all administrative
appeals, proceedings, hearings and
conferences with the taxing
authority in respect of such claim
and may, at its sole option, either
direct you to pay the tax claimed
and sue for a refund or contest the
claim in any permissible manner,
and you agree to prosecute such
contest to a determination before
any administrative tribunal, in a
court of initial jurisdiction and
in one or more appellate courts, as
the Corporation shall determine;
provided further, that if the
Corporation directs you to pay such
claim and sue for a refund, the
Corporation shall advance the
amount of such payment to you on an
interest-free basis and shall
indemnify and hold you harmless, on
an after-tax basis, from any Excise
Tax or Income Tax imposed with
respect to such advance or with
respect to any imputed income with
respect to such advance; and
provided further, that any
extension of the statute of
limitations relating to payment of
taxes for your taxable year with
respect to which such contested
amount is claimed to be due is
limited solely to such contested
amount.  Furthermore,  the
Corporation's control of the
contest shall be limited to issues
with respect to which a Gross-Up
Payment would be payable hereunder
and you shall be entitled to settle
or contest, as the case may be, any
other issue raised by the Internal
Revenue Service or any other taxing
authority.
(E) If, after the receipt by you of
an amount advanced by the
Corporation pursuant to
subparagraph (ix)(D) above, you
become entitled to receive, and
receive, any refund with respect to
such claim, you shall (subject to
the Corporation's complying with
the requirements of subparagraph
(ix)(D)) promptly pay to the
Corporation the amount of such
refund (together with any interest
paid or credited thereon after
taxes applicable thereto).  If,
after the receipt by you of an
amount advanced by the Corporation
pursuant to subparagraph (ix)(D), a
determination is made that you
shall not be entitled to any refund
with respect to such claims and the
Corporation does not notify you in
writing of its intent to contest
such denial of refund prior to the
expiration of thirty (30) days
after such determination, then such
advance shall be forgiven and shall
not be required to be repaid.
(x) No Duty to Mitigate.  You shall
not be required to mitigate the
amount of any payment provided for
in this Paragraph 2 by seeking
other employment or otherwise, nor
shall the amount of any payment or
benefit hereunder be reduced by any
compensation earned by you as the
result of employment by another
employer or by retirement benefits
after the Date of Termination, or
otherwise; provided, however,
should you become reemployed in a
job which (a) offers medical plan
benefits which are equal to or
greater than the medical plan
benefits provided to you under
subparagraph 2(a)(iii), and (b)
such medical plan benefits are
offered to you at no cost, you
shall no longer be eligible to
receive medical plan benefits under
this Agreement.
     b. Payments While Disabled. During any period prior to the Date of Termination and during the term of this Agreement that you are unable to perform your full-time duties with the Corporation, whether as a result of your Disability or as a result of a physical or mental disability that is not total and therefore is not a Disability, you shall continue to receive your base salary at the rate in effect at the commencement of any such period, together with all other compensation and benefits that are payable or provided under the Corporation's benefit plans, including its disability plans. After the Date of Termination for Disability, your benefits shall be determined in accordance with the Retirement Program, insurance and other applicable programs of the Corporation. The compensation and benefits, other than salary, payable or provided pursuant to this subparagraph b shall be the greater of (x) the amounts computed under the Retirement Program, disability benefit plans, insurance and other applicable programs in effect immediately prior to a Change in Control of the Corporation, and (y) the amounts computed under the Retirement Program disability benefit plans, insurance and other applicable programs in effect at the time the compensation and benefits are paid.
     c. Payments if Terminated for Cause, or Termination by You Other Than With Good Reason for Resignation. If your employment shall be terminated by the Corporation as a Termination for Cause or by you other than with Good Reason for Resignation, the Corporation shall pay you your full base salary and accrued vacation pay (including any banked vacation, vested vacation for the calendar year in which the Date of Termination occurs, and prorated, vested vacation for the calendar year following the year in which the Date of Termination occurs) through the Date of Termination, at the rate in effect at the time Notice of Termination is given, plus any benefits or awards which have been earned or become payable but which have not yet been paid to you. You shall receive any payment due under this subparagraph c on your Date of Termination. Thereafter, the Corporation shall have no further obligation to you under this Agreement.
     d. After Retirement or Death. If your employment shall be terminated by your Retirement, or by reason of your death, your benefits shall be determined in accordance with the Corporation's retirement and insurance programs then in effect.
3. Term of Agreement. This Agreement shall commence on the date hereof and shall continue in effect through December 31 1998; provided, however, that commencing on January 1, 1999 and each January 1 thereafter, the term of this Agreement shall automatically be extended for one additional year unless, not later than September 30 of the preceding year, the Corporation or you shall have given notice that it or you does not wish to extend this Agreement. Notwithstanding any such notice by the Corporation not to extend, if a Change in Control of the Corporation shall have occurred during the original or any extended term of this Agreement, or within three months thereafter, this Agreement shall continue in effect. In any event, the term of this Agreement shall expire on the third (3rd) anniversary of the date of a Change in Control of the Corporation. This Agreement shall terminate if your employment is terminated by you or the Corporation prior to a Change in Control of the Corporation.
4.     Successors; Binding Agreement.
     a. Successors of the Corporation. The Corporation will require any Successor to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Corporation would be required to perform it if no such succession had taken place. Failure of the Corporation to obtain such assent at least five business days prior to the time a person becomes a Successor (or where the Corporation does not have at least five business days advance notice that a person may become a Successor, within three business days after having notice that such person may become or has become a Successor) shall constitute Good Reason for Resignation by you and, if a Change in Control of the Corporation has occurred or thereafter occurs, shall entitle you immediately to the benefits provided in Paragraph 2a hereof upon delivery by you of a Notice of Termination. For purposes of this Agreement, "Successor" shall mean any person that obtains or succeeds to, or has the practical ability to control (either immediately or with the passage of time), the Corporation's business directly, by merger or consolidation, or indirectly, by purchase of voting securities of the Corporation by acquisition of rights to vote voting securities of the Corporation or otherwise, including but not limited to any person or group that acquires the beneficial ownership or voting rights described in Paragraph 1a(i) or (ii).

     b. Your Successor. This Agreement shall inure to the benefit of and be enforceable by your personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees. If you should die following your Date of Termination while any amount would still be payable to you hereunder if you had continued to live, all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Agreement to your devisee, legatee or other designee or, if there is no such designee, to your estate.
5. Nature of Payments. All payments to you under this Agreement shall be considered either payments in consideration of your continued service to the Corporation or severance payments in consideration of your past service to the Corporation.
6. Validity. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect.
7. Counterparts. This Agreement may be executed in several counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument.
8. Notice. Any purported termination of your employment by the Corporation or by you following a Change in Control of the Corporation shall be communicated to the other party by a written Notice of Termination. A Notice of Termination by you shall indicate in reasonable detail the facts and circumstances claimed to provide a basis for a Good Reason for Resignation. For the purpose of this Agreement, notices and all other communications provided for in the Agreement shall be in writing and shall be deemed to have been duly given when delivered or mailed by United States registered mail, return receipt requested, postage prepaid, addressed to the respective addresses set forth on the first page of this Agreement, provided that all notices to the Corporation shall be directed to the attention of the Board with a copy to the Secretary of the Corporation or to such other address as either party may have furnished to the other in writing in accordance herewith, except that notice of change of address shall be effective only upon receipt.

9. Fees and Expenses. The Corporation shall pay all legal fees and related expenses incurred by you as a result of your termination following a Change in Control of the Corporation or by you in seeking to obtain or enforce any right or benefit provided by this Agreement (including all fees and expenses, if any, incurred in contesting or disputing any such termination or incurred by you in seeking advice in connection therewith).
10. Miscellaneous. No provision of this Agreement may be amended, modified, waived or discharged unless such amendment, modification, waiver or discharge is agreed to in writing and signed by you and such officer as may be specifically designated by the Board. No waiver by either party hereto at any time of any breach by the other party hereto of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time. No agreements or representations, oral or otherwise, express or implied, with respect to the subject matter hereof have been made by either party which are not expressly set forth in this Agreement.
11. Governing Law. The validity, interpretation, construction and performance of this Agreement shall be governed by the laws of the State of New York (without regard to the choice of laws provisions thereof).
     If this letter sets forth our agreement on the subject matter hereof, kindly sign and return to the Corporation the enclosed copy of this letter which will then constitute our agreement on this subject.
                           Sincerely,
                           UNION CARBIDE CORPORATION



                           By:  /s/ M.A. Kessinger
                                    M.A. Kessinger
                           Title:   Vice President-Human Resources
Agreed to this 20th day
of February, 1998

/s/ Cottle
Employee